Filed pursuant to Rule 497(e)
File Nos. 333-86067 and 811-09561

CENTURY CAPITAL MANAGEMENT TRUST
Century Shares Trust
Century Small Cap Select Fund

Supplement Dated August 25, 2017
to the Statutory Prospectus
of Century Capital Management Trust
Dated February 28, 2017

At a shareholder meeting held on August 25, 2017, shareholders of Century Shares Trust and Century Small Cap Select Fund (each a “Century Fund”) each approved fund reorganizations into Congress Large Cap Growth Fund and Congress Small Cap Growth Fund, each a series of Professionally Managed Portfolios (each a “Congress Fund”), respectively. Each fund reorganization is expected to occur on or around September 15, 2017. Pursuant to the fund reorganizations, the assets and liabilities of each Century Fund will be exchanged for shares of the corresponding Congress Fund, and shareholders of each Century Fund will become shareholders of the corresponding Congress Fund.

Please retain this supplement for future reference.